EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Douglas M. Pasquale	Mark L. Desmond
	President & CEO	Senior Vice President & CFO
	(949) 718-4400	(949) 718-4400

NHP REPORTS THIRD QUARTER RESULTS

(NEWPORT BEACH, California, October 27, 2004) … Nationwide Health Properties, Inc. (NYSE:NHP) announced today results of its operations for the third quarter of 2004 and the nine months ended September 30, 2004.

Revenues for the third quarter of 2004 were $48,805,000 versus $40,458,000 a year ago and income available to common stockholders was $17,966,000 ($0.27 per share) compared to $12,759,000 ($0.22 per share) in the third quarter of 2003. Funds from operations (FFO) was $28,454,000 ($0.43 per diluted share) compared with $23,857,000 ($0.41 per diluted share) for the third quarter of 2003. (FFO is a non-GAAP measure that the Company believes is important to an understanding of its operations; a reconciliation between FFO and net income, the most directly comparable GAAP financial measure, is included in the accompanying financial data.)

Revenues for the nine months ended September 30, 2004 were $136,939,000 versus $120,262,000 a year ago and income available to common stockholders was $46,055,000 ($0.70 per share) compared to $35,922,000 ($0.66 per share) for the nine months ended September 30, 2003. Included in the first quarter of 2004 was a one-time charge of $1,402,000 ($0.02 per share) for accrued benefits related to the former President and CEO’s retirement. Included in the second and third quarters of 2004 were charges of $745,000 and $740,000, respectively, included in general and administrative expense, related to the lease-up of a restructured skilled nursing facility. For the nine months ended September 30, 2004 diluted FFO per share was $1.21 versus $1.26 for the nine months ended September 30, 2003. The decrease in FFO per share was primarily due to the common stock issuance in April 2003 and the charges above.

The Company has revised its presentation of FFO for all periods to include the effect of asset impairment charges, consistent with recent clarifications from the National Association of Real Estate Investment Trusts and the Securities and Exchange Commission. For the nine months ended September 30, 2003, asset impairments reduced FFO by $645,000.

“We continue to execute our strategic plan and are pleased with our 2004 third quarter and nine-month performance,” said Douglas M. Pasquale, President & Chief Executive Officer. “In addition to completing several quality investments totaling over $325,000,000 with five existing and five new customers, we have de-levered our balance sheet through two equity offerings totaling nearly $250,000,000 and have substantially improved our financial flexibility through the $250,000,000 expansion of our credit facility. Furthermore, we have enhanced our senior management team with the addition of Abdo Khoury who was appointed to the newly created position of Senior Vice President and Chief Portfolio Officer.”

THIRD QUARTER HIGHLIGHTS

•	During July 2004, the Company issued 1,064,500 shares of 7.75% Series B Cumulative Convertible Preferred Stock at $100 per share, raising $103 million in equity.

•	On July 1, 2004, the Company completed an acquisition and leaseback of one assisted living facility for $16.5 million having an initial yield of 9.68% and annual increases of 2.2%.

•	On September 1, 2004, the Company acquired two skilled nursing facilities for a total investment of $14.8 million. The initial yield on this transaction is 10.8% with annual increases of 2.8%.

•	On September 16, 2004, the Company repaid $44.0 million of medium-term notes that bore interest at a fixed rate of 9.89%.

•	On September 30, 2004, the Company acquired two skilled nursing facilities and one assisted living facility for a total investment of $32.0 million. The initial yield is 9.22%, the yield in the second year is 9.72% and the annual increases are 2.5% is subsequent years.

2004 GUIDANCE

The Company reaffirmed its standing 2004 guidance of $1.66 per share pending the timing of investments and any capital raised in the fourth quarter. Our diluted FFO per share estimate of $1.66 for 2004 is predicated on net income per share of $1.14 less preferred dividends of $0.18 per share and $0.03 of gains on the sale of facilities per share plus depreciation of $0.73 per share.

CONFERENCE CALL INFORMATION

The Company has scheduled a conference call and webcast later today at 1:30 p.m. Pacific time in order to present the Company’s performance and operating results for the quarter ended September 30, 2004. The conference call is accessible by dialing 877-356-5705 or by logging on to our website at www.nhp-reit.com. The earnings release and any additional financial information that may be discussed on the conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 4:30 p.m. PDT that day until midnight Wednesday, November 10, 2004. Callers can access the replay be dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 1232644. Webcast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing and long-term care facilities. The Company and its joint venture have investments in 409 facilities in 38 states. For more information on Nationwide Health Properties, Inc., visit our website at http://www.nhp-reit.com.

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Certain information contained in this news release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; occupancy levels at certain facilities; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our annual report on Form 10-K filed with the SEC on March 9, 2004.

NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

SEPTEMBER 30, 2004

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Revenues:
Rental income	$45,772	$37,127	$127,498	$110,372
Interest and other income	3,033	3,331	9,441	9,890

	48,805	40,458	136,939	120,262

Expenses:
Interest & amortization of deferred financing costs	14,239	13,690	41,507	43,328
Depreciation and amortization	12,508	10,716	35,053	31,749
General and administrative	2,825	2,044	10,040	5,934

	29,572	26,450	86,600	81,011

Income before unconsolidated entity	19,233	14,008	50,339	39,251
Income from unconsolidated joint venture	538	473	1,468	1,455

Income from continuing operations	19,771	14,481	51,807	40,706

Discontinued operations
Gain on sale of facilities	2,208	—	2,004	444
Income/(loss) from discontinued operations	(32)	197	64	530

	2,176	197	2,068	974

Net income	21,947	14,678	53,875	41,680
Preferred stock dividends	(3,981)	(1,919)	(7,820)	(5,758)

Income available to common stockholders	$17,966	$12,759	$46,055	$35,922

Reconciliation between funds from operations and net income:
Net income	$21,947	$14,678	$53,875	$41,680
Preferred stock dividends	(3,981)	(1,919)	(7,820)	(5,758)
Depreciation and amortization	12,508	10,716	35,053	31,749
Depreciation in income from joint venture	188	187	560	561
Depreciation in discontinued operations	—	195	67	729
Gain on sale of facilities	(2,208)	—	(2,004)	(444)
Loss on sale of facility from joint venture	—	—	77	—

Funds From Operations (“FFO”) available to common stockholders (1)	$28,454	$23,857	$79,808	$68,517

Per share amounts available to common stockholders:

Income from continuing operations	$0.24	$0.21	$0.67	$0.64

Discontinued operations	$0.03	$0.01	$0.03	$0.02

Net income	$0.27	$0.22	$0.70	$0.66

Funds from operations (1)	$0.43	$0.41	$1.21	$1.26

Weighted average shares outstanding	66,628	58,822	65,997	54,539

(1)	We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We define funds from operations as income before extraordinary items adjusted for certain non-cash items, primarily real estate depreciation, less gains/losses on sales of facilities. Our measure may not be comparable to similarly titled measures used by other REITs or as defined by the National Association of Real Estate Investment Trusts. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

SEPTEMBER 30, 2004

(IN THOUSANDS)

	September 30, 2004	December 31, 2003
ASSETS

Investments in real estate:
Real estate properties
Land	$183,316	$153,002
Buildings and improvements	1,614,013	1,316,163

	1,797,329	1,469,165
Less accumulated depreciation	(291,632)	(259,406)

	1,505,697	1,209,759
Mortgage loans receivable, net	91,939	93,386
Investment in unconsolidated joint venture	13,527	14,824

	1,611,163	1,317,969
Cash and cash equivalents	7,421	10,726
Receivables	7,600	5,661
Assets held for sale	3,161	3,511
Other assets	51,368	46,688

	$1,680,713	$1,384,555

LIABILITIES AND STOCKHOLDERS’ EQUITY

Bank borrowings	$171,000	$63,000
Senior notes due 2005 - 2038	470,000	540,750
Notes and bonds payable	167,587	133,775
Accounts payable and accrued liabilities	52,599	44,623

Stockholders’ equity:
Series A Preferred Stock	100,000	100,000
Series B Preferred Stock	106,450	—
Common stock	6,662	5,897
Capital in excess of par value	863,982	725,260
Cumulative net income	787,828	733,953
Cumulative dividends	(1,045,395)	(962,703)

Total stockholders’ equity	819,527	602,407

	$1,680,713	$1,384,555

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2004

PORTFOLIO COMPOSITION
EQUITY OWNERSHIP	95%
MORTGAGE LOANS RECEIVABLE	5%

100%
ASSISTED AND INDEPENDENT LIVING FACILITIES	51%
SKILLED NURSING FACILITIES	34%
CONTINUING CARE RETIREMENT COMMUNITIES	11%
OTHER	4%

100%

	FACILITIES	INVESTMENT
OWNED FACILITIES
ASSISTED & IND LIVING FACILITIES	154	$952,848,000	$78,722	PER UNIT
SKILLED NURSING FACILITIES	163	583,346,000	$30,965	PER BED
CONTINUING CARE RETIREMENT COM.	12	193,997,000	$68,526	PER BED/UNIT
SPECIALTY HOSPITALS	7	67,138,000	$221,578	PER BED

	336	$1,797,329,000

	FACILITIES	INVESTMENT
MORTGAGE LOANS RECEIVABLE
SKILLED NURSING FACILITIES	19	$62,033,000	$24,279	PER BED
ASSISTED & IND LIVING FACILITIES	1	8,500,000	$67,460	PER UNIT
CONTINUING CARE RETIREMENT COM.	1	21,406,000	$50,014	PER BED/UNIT

	21	$91,939,000

	2004	2003	2002
TOTAL RENT COVERAGE - MATURE FACILITIES
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.3x	1.3x	1.4x
SKILLED NURSING FACILITIES	1.8x	1.7x	1.7x
CONTINUING CARE RETIREMENT COMMUNITIES	1.7x	1.6x	1.5x

OCCUPANCY - MATURE FACILITIES
ASSISTED AND INDEPENDENT LIVING FACILITIES	88%	88%	88%
SKILLED NURSING FACILITIES	81%	82%	84%
CONTINUING CARE RETIREMENT COMMUNITIES	87%	89%	90%

PERCENT PRIVATE PAY AND MEDICARE
ASSISTED AND INDEPENDENT LIVING FACILITIES	100%	100%	100%
SKILLED NURSING FACILITIES	32%	31%	29%

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2004

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
INVESTMENT BY OPERATOR (excluding assets held for sale)
ALTERRA HEALTHCARE CORPORATION	54	$194,046,000	10%	10%
AMERICAN RETIREMENT CORPORATION*	16	186,523,000	10%	10%
EMERITUS CORPORATION*	18	139,060,000	7%	6%
ATRIA SENIOR LIVING GROUP	17	124,583,000	7%	9%
BEVERLY ENTERPRISES, INC.*	26	95,594,000	5%	7%
EPOCH SENIOR LIVING, INC.	9	93,369,000	5%	5%
LAUREATE GROUP	6	83,881,000	5%	4%
COMPLETE CARE SERVICES	34	68,231,000	4%	5%
LIFE CARE CENTERS OF AMERICA, INC.	8	61,353,000	3%	3%
SENIOR SERVICES OF AMERICA	9	60,479,000	3%	2%
AMERICAN SENIOR LIVING	10	58,888,000	3%	3%
NEXION HEALTH MANAGEMENT, INC.	19	51,079,000	3%	3%
HEALTHSOUTH CORPORATION*	2	45,645,000	2%	3%
LIBERTY HEALTHCARE	11	43,558,000	2%	2%
THE NEWTON GROUP, LLC	4	42,422,000	2%	1%
OTHER - PUBLIC COMPANIES	25	93,758,000	5%	5%
OTHER	89	446,799,000	24%	22%

	357	$1,889,268,000	100%	100%

* PUBLIC COMPANY

SECURITY DEPOSITS
BANK LETTERS OF CREDIT		$40,063,000
CASH DEPOSITS		16,670,000

		$56,733,000

CURRENT CAPITALIZATION
REVOLVING BANK LINE OF CREDIT (MATURES 4/07)		$171,000,000	9%
SENIOR DEBT		637,587,000	33%
EQUITY (UNDEPRECIATED BOOK BASIS)		1,111,159,000	58%

		$1,919,746,000

	AMOUNT	WEIGHTED RATE
DEBT COMPOSITION
FIXED RATE	$620,239,000	7.4%
FLOATING RATE	$17,348,000	1.3%
FLOATING RATE REVOLVING BANK LINE OF CREDIT	$171,000,000	4.75% Prime/2.95% LIBOR

	FACILITIES	INVESTMENT
CURRENT QUARTER ACQUISITIONS
SKILLED NURSING FACILITIES	4	$36,760,000	$80,262	PER BED
ASSISTED & IND LIVING FACILITIES	2	26,548,000	$150,841	PER UNIT

	6	$63,308,000

CURRENT YEAR ACQUISITIONS
SKILLED NURSING FACILITIES	11	$66,677,000	$57,829	PER BED
ASSISTED & IND LIVING FACILITIES	24	210,943,000	$114,581	PER UNIT
SPECIALTY HOSPITALS	5	50,066,000	$267,733	PER BED/UNIT

	40	$327,686,000

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2004

MEDIUM TERM NOTE MATURITIES

YEAR	AMOUNT		WEIGHTED RATE
Q4 2004	—		—
Q1 2005	$18,000,000		8.7%
Q4 2006	63,500,000		7.4%
Q1 2007	25,000,000		7.4%
Q2 2007	60,000,000		7.4%
Q4 2007	55,000,000	(1)	6.9%
Q1 2008	25,000,000		8.5%
Q3 2008	40,000,000	(2)	6.6%
Q4 2008	33,500,000	(3)	7.6%
2009	50,000,000		7.8%
2010	—		—
2011	—		—
2012	100,000,000		8.3%
2013	—		—
THEREAFTER	—		—

	$470,000,000		7.6%

(1)	Includes $55,000,000 of 6.9% MTNs putable October of 2007, ‘09, ‘12, ‘17, ‘27 with a final maturity in 2037.
(2)	Includes $40,000,000 of 6.59% MTNs putable July of 2008, ‘13, ‘18, ‘23, ‘28 with a final maturity in 2038.
(3)	Includes $33,500,000 of 7.6% MTNs putable November of 2008, ‘13, ‘18, ‘23 with a final maturity in 2028.

NOTES AND BONDS PAYABLE MATURITIES

YEAR	AMOUNT	WEIGHTED RATE
Q3 2005	$1,498,000	7.6%
Q4 2005	13,337,000	7.6%
2011	6,026,000	7.7%
2012	28,828,000	7.7%
2013	36,221,000	5.9%
THEREAFTER	81,677,000	5.5%

	$167,587,000	6.2%

LEASE EXPIRATIONS

YEAR	MINIMUM RENT	NUMBER OF FACILITIES
2004	$498,000	1
2005	3,650,000	6
2006	17,169,000	40
2007	6,361,000	14
2008	3,014,000	7
2009	3,148,000	7
2010	10,719,000	21
2011	4,836,000	15
2012	18,447,000	22
2013	14,466,000	25
THEREAFTER	95,708,000	178

	$178,016,000	336

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2004

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2004	$6,529,000	2
2005	1,119,000	1
2006	10,043,000	4
2007	16,134,000	2
2008	5,557,000	1
2009	859,000	—
2010	1,005,000	—
2011	4,993,000	2
2012	1,222,000	—
2013	9,850,000	—
THEREAFTER	36,445,000	9

	$93,756,000	21

JOINT VENTURE INFORMATION FOR THE PERIOD ENDED SEPTEMBER 30, 2004 (dollars in thousands)

NHP has a 25% interest in a joint venture that owns 48 assisted living facilities operated by Alterra. In addition to its share of the income, NHP receives a management fee of 2.5% of the joint venture revenues. This fee is included in general and administrative expense below.

INCOME STATEMENT

	Three Months Ended September 30, 2004	Nine Months Ended September 30, 2004
Rental income	$3,726	$11,179

Expenses:
Interest and amortization of deferred financing costs	1,022	3,321
Depreciation and amortization	750	2,228
General and administrative	175	601

	1,947	6,150

Income from continuing operations	1,779	5,029
Discontinued operations
Loss on sale	—	(307)
Income from discontinued operations	—	29

	—	(278)

Net income	$1,779	$4,751

BALANCE SHEET

ASSETS

Real estate:
Land	$12,876
Buildings and improvements	106,629

119,505
Less accumulated depreciation	(7,063)

112,442
Cash and cash equivalents	5,126
Other assets	988

$118,556

LIABILITIES AND EQUITY
Notes and bonds payable	$60,758
Accounts payable and accr. liab.	3,688

Equity:
Capital Contributions	65,501
Distributions	(26,236)
Cumulative net income	14,845

Total equity	54,110

$118,556